UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 9, 2016

Central Garden & Pet Company

(Exact name of registrant as specified in its charter)

Delaware	001-33268	68-0275553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1340 Treat Boulevard, Suite 600, Walnut Creek, California	94597
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 948-4000

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Fiscal 2015 Bonus Determinations

On February 9, 2016, the Compensation Committee of the Board of Directors of Central Garden & Pet Company (the “Company”) approved cash bonus payments to the Company’s named executive officers, except for John R. Ranelli, in respect to fiscal 2015. This bonus compensation information was not included in the Summary Compensation Table included in the Company’s Proxy Statement for its 2016 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on December 29, 2015 (the “Proxy Statement”), because the amount of the bonuses had not been determined at the time of filing the Proxy Statement. In accordance with Item 5.02(f), the table below updates the Bonus and Total columns in the fiscal 2015 summary compensation table for the named executive officers previously set forth in the Proxy Statement. No other amounts have changed. The Company will file an additional Form 8-K once Mr. Ranelli’s bonus has been determined.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards (1)($)	Option Awards (2)($)	All Other Compensation (3)($)	Total ($)
John R. Ranelli	2015	750,612			(4)	3,025,220	—	459,896	4,235,728
President and Chief Executive Officer	2014	673,000		505,000		1,078,157	—	418,806	2,674,963
	2013	414,154	(5)	475,306	(6)	445,000	987,501	578,022	2,899,983

William E. Brown	2015	319,500		120,000		—	—	12,808	452,308
Chairman	2014	390,000		390,000		—	—	11,707	791,707
	2013	490,000	(7)	—		—	—	10,813	500,813

Michael Reed	2015	446,154		360,000		—	127,500	24,337	957,991
Executive Vice President	2014	435,962		220,000		543,006	—	24,361	1,223,329
	2013	425,000		212,500	(8)	—	87,500	21,190	746,190

George A. Yuhas	2015	426,154		295,000		—	127,500	20,872	869,526
General Counsel	2014	417,308		188,000		142,670	—	25,074	773,052
	2013	404,615		165,000	(8)	—	87,500	25,731	682,846

David N. Chichester	2015	42,308		35,000		20,006	63,797	71,500	232,611
Acting Chief Financial Officer

Lori A. Varlas	2015	461,539		—		—	127,500	75,485	664,524
Former Senior Vice President and Chief Financial Officer (9)	2014	427,308		193,000		220,370	—	25,994	866,672
	2013	414,616		105,000		—	87,500	26,279	633,395

(1)	This column represents the grant date fair value in accordance with ASC 718. These amounts do not represent the actual value that may be realized by the named executive officers.
(2)	This column represents the grant date fair value in accordance with ASC 718. Please refer to Note 14, “Stock-Based Compensation”, in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10–K filed on December 10, 2015 for the relevant assumptions used to determine the compensation cost of our stock option awards. These amounts do not represent the actual value, if any, that may be realized by the named executive officers.
(3)	The components of the “All Other Compensation” column for fiscal 2015 are detailed in the following table:

Description	Ranelli	Brown	Reed	Yuhas	Chichester	Varlas
Company matching contribution to 401(k) plan	$2,581	$2,500	$3,125	$2,554	$—	$3,887
Medical and life insurance premiums	10,412	10,308	10,412	6,318		10,713
Car allowance or lease	12,000	—	10,800	12,000	—	11,000
Consulting	—	—	—	—	—	2,500
Vacation payout upon separation						47,385
Legal expense reimbursement	189,163	—	—	—	—	—
Director fees	—	—	—	—	71,500	—
Housing allowance	126,000	—	—	—	—	—
Tax gross-up payments	119,740	—	—	—	—	—

Total	$459,896	$12,808	$24,337	$20,872	$71,500	$75,485

(4)	Mr. Ranelli’s bonus for fiscal 2015 has not yet been determined.
(5)	Mr. Ranelli was appointed Chief Executive Officer in February 2013.
(6)	Reflects bonus for fiscal 2013 settled in fully vested shares of common stock.
(7)	Mr. Brown served as Chief Executive Officer until February 2013. His base salary was reduced from $675,000 per year to $390,000 per year to reflect the reduction in his responsibilities subsequent to stepping down as Chief Executive Officer.
(8)	Includes the $65,000 portion of the bonus for fiscal 2013 settled in fully vested shares of Class A common stock.
(9)	Ms. Varlas served as Senior Vice President and Chief Financial Officer until September 2015.

Principal Financial Officer

Effective February 18, 2016, David N. Chichester will step down as the Company’s acting Chief Financial Officer. Mr. Chichester will continue as a director of the Company. John R. Ranelli, the Company’s Chief Executive Officer, will assume the role of principal financial officer until a permanent Chief Financial Officer is appointed.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 9, 2016, at the Annual Meeting, the following proposals were submitted to the stockholders:

1.	The election of nine directors to serve until the 2017 Annual Meeting and until their successors are duly elected and qualified.
2.	The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 24, 2016.

For more information about the foregoing proposals, see the Company’s proxy statement dated December 29, 2015, the relevant portions of which are incorporated herein by reference. Holders of the Company’s Common Stock are entitled to one vote per share and holders of the Company’s Class B Stock are entitled to the lesser of ten votes per share or 49% of the total number of votes of Common Stock and Class B Stock which are voted for a director or on a proposal. Holders of the Company’s Common Stock and holders of the Company’s Class B Stock vote together as a single class on all matters (including the election of directors) submitted to a vote of stockholders, unless otherwise required by law. The number of votes cast for and withheld/against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

Proposal One:

The following individuals were elected to serve as directors until the Company’s next annual meeting and until their respective successors are elected and qualified by the votes set forth in the following table:

Director Nominee	For	Withheld	Broker Non-Votes
John B. Balousek	17,350,210	58,829	1,421,273
William E. Brown	13,702,442	3,706,597	1,421,273
David N. Chichester	13,709,174	3,699,865	1,421,273
Thomas J. Colligan	17,350,210	58,829	1,421,273
Brooks M. Pennington III	13,803,529	3,605,510	1,421,273
Alfred A. Piergallini	17,354,210	54,829	1,421,273
John R. Ranelli	13,835,141	3,573,898	1,421,273
George C. Roeth	17,350,210	58,829	1,421,273
Mary Beth Springer	17,350,210	58,829	1,421,273

Proposal Two:

The appointment of Deloitte & Touché LLP as the Company’s independent registered public accounting firm for fiscal year 2015 was ratified, by the votes set forth in the following table:

For	Against	Abstain	Broker Non-Votes(1)
20,161,338	24,940	4,881	0

(1)	Pursuant to the rules of the New York Stock Exchange, this proposal constituted a routine matter. Therefore, brokers were permitted to vote without receipt of instructions from beneficial owners.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY

By:	/s/ George A. Yuhas
George A. Yuhas
General Counsel and Secretary

Dated: February 16, 2016

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